UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2011 (August 8, 2011)
HOLLYFRONTIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 871-3555
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On July 1, 2011, a wholly owned subsidiary of HollyFrontier Corporation (the “Company”) completed a merger with Frontier Oil Corporation, a Wyoming corporation that had been publicly traded on the New York Stock Exchange (“Frontier”). As a result of the foregoing merger, Frontier became a wholly owned subsidiary of the Company. Subsequent to the foregoing merger, on July 1, 2011, Frontier merged with and into the Company, with the Company surviving such merger.
     The Company is filing with this Form 8-K, on a voluntary basis, the following financial statements and operating data for Frontier:
•	Condensed Consolidated Statements of Income and Comprehensive Income for the Three and Six Months Ended June 30, 2011 and 2010

•	Condensed Consolidated Balance Sheets as of June 30, 2011 and December 31, 2010

•	Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2011 and 2010

•	Notes to Condensed Consolidated Financial Statements

•	Operating Data for the Three and Six Months Ended June 30, 2011 and 2010
     The foregoing financial statements were prepared as of June 30, 2011 as though Frontier was an independent entity without regard to the July 1, 2011 mergers with a wholly owned subsidiary of the Company and the Company (except as otherwise noted in the financial statements). The financial statements and notes included in this Form 8-K should be read in conjunction with the consolidated financial statements and notes thereto included in Frontier’s Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on February 24, 2011. The results of operations for Frontier’s second quarter and first half of 2011 are not necessarily indicative of the results to be expected for the entire year.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
     The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this Form 8-K and the financial statements attached hereto relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in Frontier’s historical filings and the Company’s historical and future filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company cannot provide assurances that its expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in Frontier’s and the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Frontier Oil Corporation Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2011 and Operating Data.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION
By:	/s/ Doug S. Aron
	Name:	Doug S. Aron
	Title:	Executive Vice President and Chief Financial Officer

Date: August 8, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Frontier Oil Corporation Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2011 and Operating Data.